EQUITY	6 Months Ended
Jun. 30, 2025
EQUITY
EQUITY

15.EQUITY

Ordinary shares

As of June 30, 2025 and December 31, 2024, the Company had 1,000,000,000 authorized shares, par value of US$0.0096, of which 1,534,487 shares of ordinary shares were issued and outstanding, respectively.

Restricted net assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of their respective retained earnings, if any, as determined in accordance with PRC accounting standards and regulations and after they have met the PRC requirements for appropriation to statutory reserves. Paid in capital of the PRC subsidiaries included in the Company’s consolidated net assets are also non-distributable for dividend purposes. The results of operations reflected in the accompanying consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries. The Company is required to set aside at least 10% of their after-tax profits each year, if any, to fund certain statutory reserve funds until such reserve funds reach 50% of its registered capital. In addition, the Company may allocate a portion of its after-tax profits based on PRC accounting standards to enterprise expansion fund and staff bonus and welfare fund at its discretion. The statutory reserve funds and the discretionary funds are not distributable as cash dividends.

As of June 30, 2025 and December 31, 2024, the Company’s PRC profit generating subsidiaries accrued statutory reserve funds of $898,133. As of June 30, 2025 and December 31, 2024, the Company had net assets restricted in the aggregate, which include paid-in capital and statutory reserve of the Company’s PRC subsidiaries of $33,718,654.